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                                                                   Exhibit 10.61

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                             SUPPLEMENTAL INDENTURE


                                      among

                          EAGLE-PICHER INDUSTRIES INC.,
                      as successor to E-P Acquisition, Inc.

                                       and

                           THE GUARANTORS PARTY HERETO

                                       and

                              THE BANK OF NEW YORK,
                                   as Trustee

                                   Dated as of

                                December 14, 2001

                            -----------------------

                           supplementing that certain

                                    INDENTURE

                          dated as of February 24, 1998

                                    securing

                    9-3/8% SENIOR SUBORDINATED NOTES DUE 2008

                                       of

                              E-P ACQUISITION, INC.


================================================================================

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                             SUPPLEMENTAL INDENTURE
                             ----------------------

         THIS SUPPLEMENTAL INDENTURE, dated as of December 14, 2001, is entered into by and among EAGLE-PICHER INDUSTRIES, INC., an Ohio corporation, as successor to E-P Acquisition, Inc. (the "COMPANY"), the GUARANTORS party hereto and THE BANK OF NEW YORK, a New York banking corporation (the "TRUSTEE"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture dated as of February 24, 1998 (the "INDENTURE") among E-P Acquisition, Inc, the Guarantors named therein and the Trustee.

                              W I T N E S S E T H:
                              - - - - - - - - - --

         WHEREAS, pursuant to the Indenture, the Company heretofore issued and currently has outstanding its 9-3/8% Senior Subordinated Notes due March 1, 2008 in the principal amount of $220,000,000 (the "NOTES");

         WHEREAS, the scope and lack of clarity of certain of the defined terms in the Indenture, and the possibility of differing interpretations of such defined terms, could hinder the Company's flexibility to engage in the securitization of all or a portion of its accounts receivable through an asset securitization (the "A/R SECURITIZATION"), which the Company believes is an efficient method of financing its accounts receivables;;

         WHEREAS, the Company desires to amend the Indenture to clarify that the Company is permitted to engage in an A/R Securitization;

         WHEREAS, the Company has complied with the requirements of Article 9 of the Indenture with respect to the execution of this Supplemental Indenture, including obtaining the written consent of the Holders of at least a majority in aggregate principal amount of the Notes outstanding;

         WHEREAS, all acts and proceedings required by law to make this Supplemental Indenture in the form hereof a valid, binding and legal instrument, in accordance with its terms and for the purposes herein expressed, have been done and performed, and the execution and delivery hereof have been in all respects duly authorized;

         WHEREAS, this Supplemental Indenture shall, upon execution, become an effective, valid, binding and legal instrument, in accordance with its terms and for the purposes herein expressed;

         WHEREAS, in accordance with the terms of this Supplemental Indenture, the Indenture is being amended and restated to reflect the amendments set forth herein;

         NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Guarantors represent, covenant and agree with the Trustee, for the equal and proportionate benefit of the Holders of the Notes:



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         SECTION 1. AMENDMENTS TO INDENTURE. The Indenture is hereby amended as follows:

         (a) The following definitions contained in Section 1.1 of the Indenture are hereby amended and restated in their entirety as follows:

                  "ASSET SALE" means any sale, issuance, conveyance, transfer, lease, assignment or other disposition to any Person other than the Company or any of its Restricted Subsidiaries (including, without limitation, by means of a Sale and Leaseback Transaction or a merger or consolidation)(collectively, for purposes of this definition, a "transfer"), directly or indirectly, in one transaction or a series of related transactions, of (a) any Capital Stock of any Subsidiary or (b) any other properties or assets of the Company or any of its Subsidiaries other than transfers of cash, Cash Equivalents, accounts receivable, inventory or other properties or assets in the ordinary course of business or transfers in connection with the securitization or financing of accounts receivable or other property or assets. For the purposes of this definition, the term "Asset Sale" shall not include any of the following: (i) any transfer of properties or assets (including Capital Stock) that is governed by, and made in accordance with, the provisions of Article 5; (ii) any transfer of properties or assets to an Unrestricted Subsidiary, if permitted under Section 4.05 or to a special purpose Affiliate or an Unrestricted Subsidiary as part of a securitization of the Company's or a Restricted Subsidiary's accounts receivable or other property; (iii) sales of damaged, worn-out or obsolete equipment or assets that, in the Company's reasonable judgment, are either no longer used or useful in the business of the Company or its Subsidiaries, provided that the proceeds thereof are used to purchase replacement or similar assets for use in the business of the Company and its Subsidiaries; and (iv) any transfers that, but for this clause (iv), would be Asset Sales, if after giving effect to such transfers, the aggregate Fair Market Value of the properties or assets transferred in such transaction or any such series of related transactions does not exceed $500,000.

                  "INDEBTEDNESS" of any Person at any date means, without duplication: (i) all liabilities, contingent or otherwise, of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof); (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto); (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except that any deferred purchase price to be paid to the Company or any Restricted Subsidiary by any special purpose Affiliate or an Unrestricted Subsidiary or other third party in connection with the transfer of the Company's or such Restricted Subsidiary's accounts receivable or other property in an asset securitization shall not be considered Indebtedness and except trade payables and accrued expenses incurred by such Person in the ordinary course of business in


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         connection with obtaining goods, materials or services, which payable is not overdue by more than 60 days according to the original terms of sale unless such payable is being contested in good faith; (v) the maximum fixed redemption or repurchase price of all Disqualified Capital Stock of such Person; (vi) all Capitalized Lease Obligations of such Person; (vii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; (viii) all Indebtedness of others guaranteed by such Person to the extent of such guarantee; provided that Indebtedness of the Company or its Subsidiaries that is guaranteed by the Company or the Company's Subsidiaries shall only be counted once in the calculation of the amount of Indebtedness of the Company and its Subsidiaries on a consolidated basis; (ix) all Attributable Indebtedness; and (x) to the extent not otherwise included in this definition, Hedging Obligations of such Person. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above, the maximum liability of such Person for any such contingent obligations at such date and, in the case of clause (vii), the lesser of (A) the Fair Market Value of any asset subject to a Lien securing the Indebtedness of others on the date that the Lien attaches and (B) the amount of the Indebtedness secured. For purposes of the preceding sentence, the "maximum fixed redemption or repurchase price" of any Disqualified Capital Stock that does not have a fixed redemption or repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased or redeemed on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock (or any equity security for which it may be exchanged or converted), such fair market value shall be determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a Board Resolution.

                  "INVESTMENTS" of any Person means (i) all investments by such Person in any other Person in the form of loans, advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business and excluding the deferred purchase price to be paid to the Company or any Restricted Subsidiary by any special purpose Affiliate including an Unrestricted Subsidiary or other third party in connection with the transfer of the Company's or such Restricted Subsidiary's accounts receivable or other property in an asset securitization) or similar credit extensions constituting Indebtedness of such Person, and any guarantee of Indebtedness of any other Person, (ii) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, Capital Stock or other securities of any other Person and (iii) all other items that would be classified as investments (including without limitation purchases of assets outside the ordinary course of business) on a balance sheet of such Person prepared in accordance with GAAP.


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                  "LIEN" means, with respect to any asset or property, any
         mortgage, deed of trust, lien (statutory or other), pledge, lease, easement, restriction, covenant, charge, security interest or other encumbrance of any kind or nature in respect of such asset or property, whether or not filed, recorded or otherwise perfected under applicable law, including without limitation any conditional sale or other title retention agreement, and any lease in the nature thereof, any option or other agreement to sell, and any filing of, or agreement to give, any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction (other than cautionary filings in respect of operating leases or filings of any financing statement under the Uniform Commercial Code to evidence the transfer of accounts receivable or other property to a special purpose Affiliate or an Unrestricted Subsidiary in an asset securitization).

         (b) Section 4.16(a) of the Indenture is hereby amended and restated in its entirety as follows:

                  SECTION 4.16. Limitations on Asset Sales. (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, consummate any Asset Sale unless (i) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets included in such Asset Sale (evidenced by the delivery by the Company to the Trustee of an Officers' Certificate certifying that such Asset Sale complies with this clause (i)), (ii) immediately before and immediately giving effect to such Asset Sale, no Default or Event of Default shall have occurred and be continuing, and (iii) at least 80% of the consideration received by the Company or such Restricted Subsidiary therefor is in the form of cash paid at the closing thereof. The amount (without duplication) of any (x) Indebtedness (other than Subordinated Indebtedness) of the Company or such Restricted Subsidiary that is expressly assumed by the transferee in such Asset Sale and with respect to which the Company or such Restricted Subsidiary, as the case may be, is unconditionally released by the holder of such Indebtedness, and (y) any Cash Equivalents, or other notes, securities or items of property received from such transferee that are promptly (but in any event within 15 days) converted by the Company or such Restricted Subsidiary to cash (to the extent of the cash actually so received), shall be deemed to be cash for purposes of clause (ii) and, in the case of clause (x) above, shall also be deemed to constitute a repayment of, and a permanent reduction in, the amount of such Indebtedness for purposes of the following paragraph (b). If at any time any non-cash consideration received by the Company or any Restricted Subsidiary of the Company, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then the date of such conversion or disposition shall be deemed to constitute the date of an Asset Sale hereunder and the Net Available Proceeds thereof shall be applied in accordance with this Section 4.16. A transfer of assets by the Company to a Restricted Subsidiary or by a Restricted Subsidiary to the Company or to a Restricted Subsidiary will not be deemed to be an Asset Sale, a

                                      -4-
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         transfer of assets that constitutes a Restricted Investment and that is permitted under Section 4.05 will not be deemed to be an Asset Sale and a transfer of accounts receivable or other property of the Company or a Restricted Subsidiary to a special purpose Affiliate or an Unrestricted Subsidiary or other third party in an asset securitization will not be deemed to be an Asset Sale.

         SECTION 2. INTERPRETATION OF AMENDED INDENTURE. The Indenture shall be deemed to be modified and amended in accordance herewith and the respective rights, limitations of rights, obligations, duties and immunities under the Indenture of the Trustee, the Company, the Guarantors and the Holders of outstanding Notes shall, as of the date hereof, be determined, exercised and enforced under the Indenture, subject in all respects to such modifications and amendments made by this Supplemental Indenture, and all the terms and conditions of this Supplemental Indenture shall be deemed to be part of the terms and conditions of the Indenture for any and all purposes.

         SECTION 3. DUTIES AND RESPONSIBILITIES OF TRUSTEE. The Trustee accepts the amendments of the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and, without limiting the generality of the foregoing, the Trustee makes no representation as to (i) the proper authorization hereof by the Company and the Guarantors by corporate action or otherwise, (ii) the due execution hereof by the Company and the Guarantors or (iii) the validity, accuracy or sufficiency of this Supplemental Indenture. The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness.

         SECTION 4. COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

         SECTION 5. RATIFICATION AND CONFIRMATION OF INDENTURE. Except as hereby expressly supplemented and amended, the Indenture and the Notes issued thereunder are in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

         SECTION 6. GOVERNING LAW. This Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof.

                  (remainder of page intentionally left blank)

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


         IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, as of the date and year first above written.

                      EAGLE-PICHER INDUSTRIES, INC.,
                        as successor to E-P Acquisition, Inc,


                      By:
                            ---------------------------------------------------
                            Name:
                            Title:


                      DAISY PARTS, INC.


                      By:
                            ---------------------------------------------------
                            Name:
                            Title:


                      EAGLE-PICHER DEVELOPMENT
                          COMPANY, INC.

                      By:
                            ---------------------------------------------------
                            Name:
                            Title:


                      EAGLE-PICHER HOLDINGS, INC.



                      By:
                            ---------------------------------------------------
                            Name:
                            Title:


                      EAGLE-PICHER FAR EAST, INC.


                      By:
                            ---------------------------------------------------
                            Name:
                            Title:

                      EAGLE-PICHER MINERALS, INC.


                      By:
                            ---------------------------------------------------
                            Name:
                            Title:


                      EAGLE-PICHER TECHNOLOGIES, INC.


                      By:
                            ---------------------------------------------------
                            Name:
                            Title:


                      HILLSDALE TOOL & MANUFACTURING
                          CO.


                      By:
                            ---------------------------------------------------
                            Name:
                            Title:


                      EPMR CORPORATION


                      By:
                            ---------------------------------------------------
                            Name:
                            Title:


                      CARPENTER ENTERPRISES LIMITED


                      By:
                            ---------------------------------------------------
                            Name:
                            Title:


                      THE BANK OF NEW YORK,
                          as Trustee


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

                      By:
                            ---------------------------------------------------
                            Name:
                            Title:


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